Exhibit 99.2

PERSONNEL GROUP OF AMERICA, INC. AND AFFILIATES

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Personnel Group of America, Inc.(the “Company”), on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, Larry L. Enterline, Chief Executive Officer of the Company, hereby certifies that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Larry L. Enterline

Larry L. Enterline
Chief Executive Officer
August 7, 2002

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